LIBRA SOLUTIONS 2025-1 LLC ABS-15G

Exhibit 99.1

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Libra Solutions Intermediate Holdco, LLC, Libra 2025-1 LLC, Triumph Capital Markets and Academy Securities, Inc.:

Grant Thornton LLP (“Grant Thornton”, or “we”) has performed the procedures enumerated below, on certain information with respect to attributes of Libra Solutions Intermediate Holdco, LLC’s (the “Company”) plaintiff and medical lien receivables as of May 31, 2025 (the “Subject Matter”) related to Libra 2025-1 LLC’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data Files (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, Triumph Capital Markets (“Triumph”) and Academy Securities, Inc. (“Academy” and together with the Company, Issuer and Triumph, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed on the plaintiff and medical lien receivables and associated findings are as detailed in Sections A and B herein. At the Company’s instruction, for the purposes of our procedures, (i) differences of less or equal to $50, as applicable, were deemed to be in agreement, (ii) different forms of the same first name (for example Deb vs. Debbie vs. Deborah) were deemed to be in agreement (iii) differences due to punctuation were deemed to be in agreement and (iv) for the following date related Characteristics, differences of less than or equal to:

-	5 business days for the Funding Date Characteristic
-	30 days for the Payment Date Characteristics
-	90 days for the Invoice Date Characteristic

were deemed to be in agreement. Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data Files as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Contract, Lien, Attorney Letter, Letter of Protection, Funding Application, Payable Check Voucher, ACH Screenshot or Invoice (“Payment Support”), Checks, Bank Statements, Name Support Tables (“Name Support”), Facility Tables, Facility Agreements and screenshots from the Company’s internal accounting systems (“System Application”).

Due diligence agreed-upon procedures

A.	Data Files Agreed Upon Procedures

On June 13, 2025, the Company provided us with computer readable data files (the “Initial Data Files”) containing certain characteristics of the plaintiff and medical lien receivables (the “Plaintiff and Medical Lien Receivables”) included in the Securitization Transaction. The Plaintiff and Medical Lien Receivables are contained in three separate data pools, (i) the 2023-A pool (“23-A”), (ii) the New Production pool (“New Production”) and (iii) the Trio Solution pool (“Trio” and together with 23-A and New Production, the “Collateral Pools”). The Company provided us with periodic updates received up to and including June 27, 2025 (together with the Initial Data Files, the “Data Files”). We performed the procedures indicated below on the Plaintiff and Medical Lien Receivables.

As instructed by the Company, Grant Thornton selected, on a random basis, 100 receivables, (the “Sample Assets”) consisting of sixty-four (64) plaintiff receivables (“Plaintiff” or “Presettlement”) and thirty-six (36) medical lien receivables (“Medical” or “Non-Presettlement”). The Plaintiff selections were comprised of:

•	Twenty-two (22) plaintiff receivables from the “Libra PS Collateral Pool - 2023-A AR (5.31.2025) v2.xlsb” Data File,
•	Twenty-one (21) plaintiff receivables from the “Libra PS Collateral Pool - New Production AR (5.31.2025).xlsb” Data File and;
•	Twenty-one (21) plaintiff receivables from the “Trio PS Collateral Pool (5.31.2025).xlsb” Data File to total.

The Medical selections were comprised of:

•	Twelve (12) medical lien receivables from the “Libra ML Collateral Pool - 2023-A AR (5.31.2025) v2.xlsb” Data File,
•	Twelve (12) medical lien receivables from the “Libra ML Collateral Pool - New Production AR (5.31.2025).xlsb” Data File and
•	Twelve (12) medical lien receivables from the “Trio ML Collateral Pool (5.31.2025).xlsb” Data File to

For each of the Sample Assets listed on Appendix A, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the "Source Documents").

Exhibit 1

Characteristics:

	Characteristic	Source Document	Type
1	Case Number	Contract, System Applications, Payment Support	Plaintiff
2	Funding Date	Contract, System Application	Plaintiff
3	Plantiff Last – First Name	Contract, System Application, Funding Application	Plaintiff
4	Funding Amount	Contract, System Application, Payment Support	Plaintiff
5	Principal Balance Outstanding	Contract, System Application	Plaintiff
6	Last Payment Date	Contract, System Application	Plaintiff
7	Receivable Type/PBM Bucket	Contract, System Application	Plaintiff
8	Funding Receipts	Contract, System Application, Payment Support	Plaintiff
9	Vendor/Facility	Contract, System Application, Payment Support, Facility Table, Facility Agreements	Medical
10	Patient ID	Contract, System Application, Payment Support,	Medical
11	UPV (Site Cost)	Contract, System Application, Payment Support	Medical
12	Invoice Date	Contract, System Application, Payment Support	Medical
13	Payment Date Received	Contract, System Application	Medical
14	Principal Balance Outstanding/Balance	Contract, System Application	Medical
15	Proof of Funding	Contract, System Application, Payment Support	Medical

For Characteristic 1, the Company instructed Grant Thornton that this characteristic is not applicable for the Trio pool.

For Characteristic 3, we were instructed by the Company to compare only the first and last name and to disregard any middle initial, middle name or suffix.

For Characteristic 5, we were instructed by the Company to use the “Due” balance from the Source Documents as the Grant Thornton value it there is no payment balance. If there is a payment balance and the payment was made subsequent to May 31, 2025, the value will be the sum of the principal balance and DPF amount from the source document.

For Characteristic 6, we were instructed by the Company that, if the Funding amount is equal to the Principal Balance Outstanding, the value is “0” or “1/0/1900”.

For Characteristic 9, we were instructed by the Company that the name of the Vendor can be supported by either the Payee or Vendor name on the Payable Check Voucher or ACH Screenshot.

We noted no discrepancies in connection with the characteristics listed in Exhibit 1 between the Data Files and the Source Documents.

B.	Documentation Agreed Upon Procedures

For each of the Plaintiff Sample Assets, Grant Thornton observed the existence of the following documentation, or compared and agreed information contained within the following documentation (as described below):

-	Inspected the existence of a Funding Application; The Company has instructed us that this is not applicable to Trio receivable selections.
-	Inspected the existence of a Signed Contract.
-	Both the customer and Attorney signed the contract, or if the Attorney has not signed the contract, the presence of an Attorney Letter.
-	Compared and agreed the Name on the Funding Application to the Signed Contract. The Company has instructed us that this is not applicable for the Trio receivable selections. For those 23-A and New Production receivables, Sample Assets where the Name on the Funding Application does not match the name on the Signed Contract, we were instructed by the Company to use the Name Support provided by the Company to compare against the Signed Contract.

For each of the Medical Lien Sample Assets, Grant Thornton observed the existence of the following documentation, or compared and agreed information contained within the following documentation (as described below):

-	Inspected the signed Contract for signatures from the Company and vendor.
-	Compared and agreed the Patient ID to the related invoice / Check Payable Voucher/ACH Screenshot.
-	Compared and agreed the name of the medical facility (vendor) to the signed Contract.
-	Inspected the presence of a signed lien.
-	For those Medical Sample Assets without a lien, inspected that a Letter of Protection (“LOP”) was obtained.

We noted no discrepancies in documentation.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;
•	Addressing the value of collateral securing any such assets being securitized;
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-backed securities;
•	Forming any conclusions; and
•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Chicago, Illinois
July 8, 2025

APPENDIX A

Presettlement Sample Assets
Libra 2023-A Pool		New Production Pool		Trio Pool
Selection #	Plantiff Sample Asset Identifier	Selection #	Plantiff Sample Asset Identifier	Selection #	Plantiff Sample Asset Identifier
1	[Redacted]	23	[Redacted]	44	[Redacted]
2	[Redacted]	24	[Redacted]	45	[Redacted]
3	[Redacted]	25	[Redacted]	46	[Redacted]
4	[Redacted]	26	[Redacted]	47	[Redacted]
5	[Redacted]	27	[Redacted]	48	[Redacted]
6	[Redacted]	28	[Redacted]	49	[Redacted]
7	[Redacted]	29	[Redacted]	50	[Redacted]
8	[Redacted]	30	[Redacted]	51	[Redacted]
9	[Redacted]	31	[Redacted]	52	[Redacted]
10	[Redacted]	32	[Redacted]	53	[Redacted]
11	[Redacted]	33	[Redacted]	54	[Redacted]
12	[Redacted]	34	[Redacted]	55	[Redacted]
13	[Redacted]	35	[Redacted]	56	[Redacted]
14	[Redacted]	36	[Redacted]	57	[Redacted]
15	[Redacted]	37	[Redacted]	58	[Redacted]
16	[Redacted]	38	[Redacted]	59	[Redacted]
17	[Redacted]	39	[Redacted]	60	[Redacted]
18	[Redacted]	40	[Redacted]	61	[Redacted]
19	[Redacted]	41	[Redacted]	62	[Redacted]
20	[Redacted]	42	[Redacted]	63	[Redacted]
21	[Redacted]	43	[Redacted]	64	[Redacted]
22	[Redacted]

Medical Lien Sample Assets
Libra 2023-A Pool		New Production Pool		Trio Pool
Selection #	Medical Lien Asset Identifier	Selection #	Medical Lien Asset Identifier	Selection #	Medical Lien Asset Identifier
1	[Redacted]	13	[Redacted]	25	[Redacted]
2	[Redacted]	14	[Redacted]	26	[Redacted]
3	[Redacted]	15	[Redacted]	27	[Redacted]
4	[Redacted]	16	[Redacted]	28	[Redacted]
5	[Redacted]	17	[Redacted]	29	[Redacted]
6	[Redacted]	18	[Redacted]	30	[Redacted]
7	[Redacted]	19	[Redacted]	31	[Redacted]
8	[Redacted]	20	[Redacted]	32	[Redacted]
9	[Redacted]	21	[Redacted]	33	[Redacted]
10	[Redacted]	22	[Redacted]	34	[Redacted]
11	[Redacted]	23	[Redacted]	35	[Redacted]
12	[Redacted]	24	[Redacted]	36	[Redacted]